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                          [LETTERHEAD OF DELOITTE & TOUCHE]


                                                           EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-04712, No. 333-03728, No. 33-89322, No. 33-72956, No. 333-02903, No. 333-71147
of West Marine, Inc. on Form S-8 of our report dated February 17, 2000 appearing in the Annual Report on Form 10-K of West Marine, Inc. for the year ended January 1, 2000.

/s/Deloitte & Touche LLP

March 24, 2000